PIMCO Funds

Supplement Dated February 27, 2015 to the

Bond Funds Prospectus dated July 31, 2014, as supplemented from time to time

(the “Prospectus”)

Disclosure Related to the PIMCO Mortgage Opportunities Fund (the “Fund”)

IMPORTANT NOTICE REGARDING CHANGE IN PRINCIPAL INVESTMENT STRATEGIES

Effective immediately, the following is added immediately after the second sentence of the third paragraph in the “Principal Investment Strategies” section in the Fund’s Fund Summary in the Prospectus:

The Fund may invest up to 10% of its total assets in mortgage- or real estate-related equity instruments, including preferred stock, common stock, convertible securities and other equity-related instruments.

In addition, effective immediately, the following is added immediately after “Derivatives Risk” in the “Principal Risks” section in the Fund’s Fund Summary in the Prospectus:

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

In addition, effective immediately, the following is added immediately after “Privately Issued Mortgage-Related Securities Risk” in the “Principal Risks” section in the Fund’s Fund Summary in the Prospectus:

Real Estate Risk: the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

In addition, effective immediately, the following is added immediately after “Short Sale Risk” in the “Principal Risks” section in the Fund’s Fund Summary in the Prospectus:

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

In addition, effective immediately, the table following the first paragraph in the “Description of Principal Risks” section in the Prospectus is updated to include Equity Risk, Real Estate Risk and Convertible Securities Risk for the Fund.

In addition, effective immediately, the following is added immediately after “Privately Issued Mortgage-Related Securities Risk” in the “Description of Principal Risks” section in the Prospectus:

Real Estate Risk

A Fund that invests in real estate-linked derivative instruments is subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a real estate investment trust (“REIT”) is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 as amended (the “Code”). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of a Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Investors Should Retain This Supplement for Future Reference

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PIMCO Funds

Supplement dated February 27, 2015 to the

Credit Bond Funds Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”),

each dated July 31, 2014, as supplemented and revised from time to time

Disclosure relating to the PIMCO Convertible Fund

The Board of Trustees of PIMCO Funds (the “Trust”) has approved a Plan of Liquidation for the PIMCO Convertible Fund (the “Fund”) pursuant to which the Fund will be liquidated (the “Liquidation”) on or about May 1, 2015 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Effective April 1, 2015, the Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into the Fund from other funds of the Trust or funds of PIMCO Equity Series.

Mechanics. In connection with the Liquidation, any share of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders of record at the time of the Liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final liquidation distribution. Pacific Investment Management Company LLC (“PIMCO”), investment adviser to the Fund, intends to distribute substantially all of the Fund’s net investment income prior to the Liquidation. PIMCO will bear all expenses in connection with the Liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Purchases, Redemptions and Exchanges – Redeeming Shares” in the Prospectus. Shareholders may also exchange their Fund shares for shares of the same class of any other fund of the Trust or any fund of PIMCO Equity Series that offers that class, as described in and subject to any restrictions set forth under “Purchases, Redemptions and Exchanges—Exchanging Shares” in the Prospectus.

U.S. Federal Income Tax Matters. Although the Liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Tax Consequences” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidation.

If you have any questions regarding the Liquidation, please contact the Trust at 1-888-877-4626.

Investors Should Retain This Supplement For Future Reference

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